                        ANNUAL REPORT / OCTOBER 31, 2001

                             AIM GLOBAL INCOME FUND

                                 [COVER PHOTO]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                             AIM GLOBAL INCOME FUND

                                  [COVER IMAGE]

                      ------------------------------------

                      THE WATER LILY POND BY CLAUDE MONET

AIM Global Income Fund is bridging continents to bring shareholders new investment opportunities. Wide oceans are now no more of a barrier to global investing than the tranquil pond depicted in Monet's painting. The management team has constructed a diverse portfolio of government and corporate bonds from around the world.

                      ------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which is guaranteed by the government if held to maturity).
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Salomon Brothers World Government Bond Index represents the performance of fixed-rate foreign-government debt securities of developed countries with a remaining maturity of one year or longer.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                             AIM GLOBAL INCOME FUND

                   DEAR FELLOW SHAREHOLDER:

                   We understand how challenging the fiscal year covered by
[PHOTO OF          this report October 31, 2000, to October 31, 2001 has been.
ROBERT H.          Even before September's terrorist attacks, the slowdown in
GRAHAM]            the economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                        To give you some idea of how harsh the equity
                   environment has been, for major domestic and global
benchmarks the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World the year ended October 31, 2001 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Your fund performed quite well during this fiscal year. For example, Class A shares of AIM Global Income Fund produced total return of 8.64% at net asset value, solid performance for a fixed-income investment. While the fund underperformed the Lehman Aggregate Bond Index, note that that index is strictly domestic and strictly investment grade. Your fund's portfolio is more diverse, including both overseas and some high yield investments. The high yield segment of the bond market produced negative returns for the fiscal year.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks the Dow Industrials, the S&P 500 and the Nasdaq are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

                             AIM GLOBAL INCOME FUND

AIM GLOBAL INCOME FUND POSTS STRONG RETURNS

WAS THE FUND ABLE TO KEEP UP ITS POSITIVE PERFORMANCE DURING THE RECENT
MARKET DOWNTURN?
Building upon its strong returns earlier in the year, the fund performed quite well for the fiscal year ended October 31, 2001. Total returns for the year (excluding sales charges) were 8.64% per share for Class A shares and 8.08% per share for Class B and Class C shares. These results closely tracked the 8.89% total return of the fund's benchmark, the Salomon Brothers World Government Bond Index.
    This year has shown vividly the advantage of keeping a portion of one's assets in fixed-income investments as a counterweight to stock market losses. Most equity indexes ended the year in the red; the Dow returned -15.81% for the year, and the Nasdaq lost virtually half its value, posting a -49.84% return.
    The fund continued to meet its major objective of providing current income. As of October 31, 2001, the fund's 30-day SEC yield at maximum offering price was 5.83% for Class A shares and 5.67% for Class B and Class C shares. Its 30-day distribution rates at maximum offering price were 6.25% for Class A shares, 6.03% for Class B shares and 6.03% for Class C shares.

HOW DID THE WORLDWIDE ECONOMIC SLOWDOWN AFFECT THE FUND'S PERFORMANCE?
High volatility in the stock market impelled many investors to move money to the relative safety of bonds. This rising demand increased the valuations of the fund's holdings. Both the slowdown and its effects on equity and debt securities have been worldwide, so values have risen for the fund's foreign as well as its U.S. holdings.

HOW DID THE FED RATE REDUCTIONS AFFECT THE FUND?
During the fund's fiscal year, the Federal Reserve (the Fed) cut the target fed funds rate nine times, beginning in January. Historically, declining interest rates have been a powerful stimulus to the economy, but a slow-acting one, requiring six to 12 months to take effect. Rate reductions also increase the value of existing bonds, since they carry higher interest rates, so the rate movements were beneficial to the fund. However, the response from the economy has been sluggish.

WHY HAVE THE RATE CUTS HAD SO LITTLE EFFECT ON THE ECONOMY?
Rate cuts stimulate economies by adding liquidity, but this time a lack of liquidity has been less of a problem than excess capacity. During the boom, many businesses made large capital investments, but demand plunged when the boom ended. As revenue from their products and services slid, cutting their earnings and profits, firms reduced spending and cut jobs. Concerned about job security, consumers spent more cautiously. Since both businesses and consumers had trimmed expenditures, lower rates did not spur much additional spending or borrowing.

WHAT WERE THE EFFECTS OF BOND-MARKET TRENDS ON VARIOUS SECTORS WITHIN THE FUND? AIM Global Income Fund benefited significantly from its weighting of approximately 80% in high-quality corporate bonds,


FUND AT A GLANCE

AIM GLOBAL INCOME FUND seeks to provide high current income, with a secondary objective of protection of principal and growth of capital.

                                    [PHOTO]

INVESTMENT STYLE: Fixed Income

o Invests primarily in corporate and government bonds of the United States and developed countries

o Emphasizes investment-grade bonds and also offers exposure to high yield bonds

o   Employs active currency management

o   Favors intermediate- to longer-term instruments of medium quality


FUND VERSUS
10-YEAR TREASURY BOND

30-Day SEC Yield
As of 10/31/01

                                  [BAR CHART]
                                                                         10-Year
      Fund Class A          Fund Class B           Fund Class C         Treasury
          Shares                Shares                 Shares             Bond

          5.83%                 5.67%                  5.67%              4.27%

                             AIM GLOBAL INCOME FUND

which were the market's best performers during the fiscal year, reflecting investors' increasing risk aversion.
    In the wake of the September 11 terrorist attacks, yield spreads soared on all non-governmental issues, further increasing the advantage of the fund's holdings in government and high-quality corporate issues, both domestic and non-dollar denominated.
    The fund's weighting in high yield bonds, which was about 20%, can boost performance during times of economic growth but turned out to be a hindrance for most of this year. By September 30 that percentage was slightly lower than at the end of the second quarter, helping push up the fund's average quality rating.
    Non-U.S. issues accounted for close to one-fourth of the fund's holdings and performed quite well during most of the year.

WHAT CHANGES DID THE FUND MAKE IN RESPONSE TO THESE TRENDS?
Grasping the opportunity provided by the falling-rate environment, AIM Global Income Fund lengthened its weighted average maturity somewhat to take advantage of the higher yields at the longer end of the yield curve. The fund remains well diversified, with investment-grade, high yield and foreign holdings.
    As energy became a prominent issue during the year, the fund sharply increased its holdings in industries related to oil and gas. Holdings in the electric industry and in broadcasting and cable TV were also augmented. Diversified financial holdings increased appreciably during the year, while holdings in sovereign debt have been reduced slightly.
    At the end of the fiscal year the largest sectors among domestic corporate holdings were industrials, finance companies and utilities.

HOW WAS THE ECONOMIC AND MARKET CLIMATE AT THE END OF THE FISCAL YEAR?
Though the attacks of September 11 certainly dimmed the prospects for a quick turnaround in the economy or the markets, the U.S. economy remains basically sound. Continued rate cuts by the Fed and proposed economic stimulus packages indicate the U.S. government's strong commitment to helping stabilize and stimulate the economy.
    The nation's war footing caused much uncertainty, and uncertain times typically create volatility in equity markets, enhancing the attractiveness and the prices of fixed-income investments. In addition, bonds typically do well during periods of declining interest rates. And since the core inflation rate (which excludes volatile food and energy prices) rose only 0.2 percent in October, economists say the Fed still has room to cut interest rates further.
    Many economists predict several more months of weak corporate earnings before an upturn, but as always, timing is impossible to predict accurately.

          See important fund and index disclosures inside front cover.


PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

===================================================================================================================================
                                                                                                             % of
TOP 10 HOLDINGS                                                                    Coupon    Maturity      Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
 1. Canadian Government, Bonds                                                      6.00%     06/08           2.4%
 2. U.S. Treasury Notes                                                             5.00      08/11           2.0
 3. Republica Orient, Unsec. Yankee Bonds                                           7.88      07/27           1.8
 4. Hellenic Republic, (Greece) Bonds                                               6.00      05/10           1.5
 5. Newfield Exploration Co., Sr. Unsec. Unsub. Notes                               7.63      03/11           1.4
 6. Federal Home Loan Mortgage Corp., Pass Through Ctfs., TBA                       6.50      12/31           1.4
 7. Waste Management, Inc., Putable Unsec. Notes                                    7.10      08/26           1.3
 8. Federal National Mortgage Association, Pass Through Ctfs., TBA                  6.50      11/31           1.3
 9. Federal National Mortgage Association, Sr. Unsub. Medium Term Notes             6.38      08/07           1.3
10. Petroleos Mexicanos (Mexico)-Series P, Unsec. Putable Unsub. Yankee Notes       9.38      12/08           1.3

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
===================================================================================================================================

         [PIE CHART]

PORTFOLIO COMPOSITION

Domestic Corporate         66%
Foreign Corporate          21%
Domestic Mortgage-Backed    5%
Foreign Gov't.              4%
U.S. Gov't.                 4%

                             AIM GLOBAL INCOME FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Average Annual Total Returns

As of 10/31/01, including sales charges
===============================================================================
CLASS A SHARES
 Inception (9/15/94)              5.50%
  5 years                          2.55
  1 year                           3.53

CLASS B SHARES
 Inception (9/15/94)              5.68%
  5 years                          2.72
  1 year                           3.08

CLASS C SHARES
 Inception (8/4/97)               2.31%
  1 year                           7.08

In addition to returns as of the close of the reporting period, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 9/30/01 (the most recent calendar quarter end), which are as follows. Class A shares, one year, -0.07%; five years, 2.54%; inception (9/15/94), 5.20%. Class B shares, one year, -0.54%; five years, 2.70%; inception (9/15/94), 5.39%. Class C shares, one year, 3.38%; inception (8/4/97), 1.77%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================
RESULTS OF A $10,000 INVESTMENT
9/15/94-10/31/01
================================================================================
    Fund              Fund          SB World Govt.
Class B Shares    Class A Shares      Bond Index

9/94    10000     9/94     9525     9/94    10000
10/94   10079     10/94    9614     10/94   10233
        10128              9672             10334
        10789             10315             11436
        11182             10712             11855
10/95   11646     10/95   11159     10/95   11790
        11948             11465             11899
        11925             11457             11774
        12158             11695             12098
10/96   12770     10/96   12298     10/96   12423
        12929             12466             12151
        12870             12425             11863
        13545             13094             12235
10/97   13855     10/97   13410     10/97   12748
        14219             13768             12636
        14460             14032             12814
        14560             14135             12880
10/98   14326     10/98   13940     10/98   14346
        14765             14385             14296
        14654             14281             13866
        14134             13793             13722
10/99   13986     10/99   13669     10/99   13994
        13911             13614             13519
        13684             13410             13385
        13803             13560             13584
10/00   13719     10/00   13481     10/00   13284
        14454             14219             14016
        14177             13981             13558
        14555             14358             13730
10/01   14827     10/01   14647     10/01   14464
                                                          Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

This chart compares AIM Global Income Fund's Class A and Class B shares to its benchmark index. It is intended to give you an idea of how your fund performed compared to that index over the period 9/15/94 - 10/31/01. (Note: Index performance shown is for the period 8/31/94 - 10/31/01.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Salomon Brothers World Government Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the index does not reflect the effects of taxes either.

                             AIM GLOBAL INCOME FUND

AIM PRIVACY POLICY


We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site www.aimfunds.com. More detail is available to you at that site.

A I M Capital Management, Inc.
A I M Distributors, Inc.
The AIM Family of Funds--Registered Trademark--
AMVESCAP National Trust Company

                                  [LOCK IMAGE]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-79.29%

AEROSPACE & DEFENSE-0.33%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $   530,000   $    524,700
=========================================================================

AIRLINES-0.30%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $450,000)(a)                                     450,000        478,570
=========================================================================

ALTERNATIVE CARRIERS-0.94%

Intermedia Communications Inc., Sr. Sub.
  Disc. Notes, 12.25%, 03/01/09(b)                 320,000        279,200
-------------------------------------------------------------------------
Intermedia Communications Inc.-Series B, Sr.
  Unsec. Notes, 9.50%, 03/01/09                  1,150,000      1,210,375
=========================================================================
                                                                1,489,575
=========================================================================

APPAREL RETAIL-0.15%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                 250,000        241,250
=========================================================================

AUTOMOBILE MANUFACTURERS-0.57%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                  400,000        470,060
-------------------------------------------------------------------------
Ford Motor Credit Co., Notes, 7.88%, 06/15/10      400,000        423,972
=========================================================================
                                                                  894,032
=========================================================================

BANKS-7.04%

Bank of America Corp., Sub. Notes, 9.38%,
  09/15/09                                         600,000        726,282
-------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                1,000,000      1,111,470
-------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05       600,000        628,662
-------------------------------------------------------------------------
First Union Corp., Putable Unsec. Sub. Deb.,
  6.55%, 10/15/35                                1,500,000      1,588,140
-------------------------------------------------------------------------
  7.50%, 04/15/35                                1,000,000      1,081,940
-------------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                       1,000,000      1,083,900
-------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec.
  Putable Sub. Yankee Notes, 7.65%, 05/01/25       280,000        316,823
-------------------------------------------------------------------------
NBD Bank N.A. Michigan, Putable Unsec. Sub.
  Deb., 8.25%, 11/01/24                          1,350,000      1,550,785
-------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                                  500,000        540,245
-------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                           200,000        210,602
-------------------------------------------------------------------------
Suntrust Bank, Sub. Notes, 6.38%, 04/01/11         445,000        466,253
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BANKS-(CONTINUED)

Swiss Bank Corp., Sub. Notes, 7.38%, 06/15/17  $   350,000   $    394,758
-------------------------------------------------------------------------
U.S. Bancorp, Unsec. Putable Sub. Deb.,
  7.50%, 06/01/26                                1,000,000      1,100,890
-------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                           300,000        342,525
=========================================================================
                                                               11,143,275
=========================================================================

BROADCASTING & CABLE TV-11.34%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10                          700,000        668,500
-------------------------------------------------------------------------
AT&T Corp.-Liberty Media Corp., Sr. Unsec.
  Notes, 7.88%, 07/15/09                           835,000        858,622
-------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Sr. Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                                  165,000        171,232
-------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10            560,000        372,400
-------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  9.63%, 11/15/09                                  400,000        403,000
-------------------------------------------------------------------------
  10.75%, 10/01/09                                 570,000        601,350
-------------------------------------------------------------------------
  11.13%, 01/15/11                                 290,000        308,125
-------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 02/16/00; Cost $297,759)(a)            300,000        327,684
-------------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
    7.63%, 07/15/18                              1,000,000        913,480
-------------------------------------------------------------------------
    7.88%, 02/15/18                              1,000,000        936,110
-------------------------------------------------------------------------
  Sr. Unsec. Notes,
    7.25%, 07/15/08                                670,000        675,353
-------------------------------------------------------------------------
    7.88%, 12/15/07                              1,875,000      1,965,244
-------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes
    7.63%, 04/01/11                                750,000        758,610
-------------------------------------------------------------------------
    8.13%, 07/15/09                              1,300,000      1,354,964
-------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07(b)                       940,000        941,175
-------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(b)                       540,000        217,350
-------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                           650,000        710,911
-------------------------------------------------------------------------
NTL Inc.-Series B, Sr. Notes, 11.50%,
  02/01/06                                       1,120,000        688,800
-------------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 7.25%, 04/06/11             500,000        519,275
-------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                  750,000        893,977
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24        $   750,000   $    777,292
-------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                   1,600,000      1,924,640
-------------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A,
  Notes 8.38%, 07/01/13                            835,000        968,909
=========================================================================
                                                               17,957,003
=========================================================================

BUILDING PRODUCTS-0.22%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                          400,000        354,000
=========================================================================

CASINOS & GAMING-0.90%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                          520,000        548,600
-------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                          350,000        369,250
-------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                           175,000        159,250
-------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Sub. Notes, 8.88%, 09/15/08                      345,000        345,000
=========================================================================
                                                                1,422,100
=========================================================================

CONSUMER FINANCE-2.38%

CitiFinancial Credit Co., Unsec. Putable
  Notes, 7.88%, 02/01/25                         1,500,000      1,699,080
-------------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Notes, 7.38%,
  10/28/09                                         700,000        717,304
-------------------------------------------------------------------------
Household Finance Corp., Unsec. Notes, 8.00%,
  07/15/10                                       1,200,000      1,356,360
=========================================================================
                                                                3,772,744
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.14%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                     245,000        221,725
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-6.69%

AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired
  05/02/01-05/24/01; Cost $746,730)(a)             750,000        787,545
-------------------------------------------------------------------------
AIG SunAmerica Global Financing VII, Notes,
  5.85%, 08/01/08 (Acquired 08/21/01-
  08/22/01; Cost $902,226)(a)                      900,000        937,575
-------------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb.,
  6.95%, 11/01/18                                1,500,000      1,552,800
-------------------------------------------------------------------------
Auburn Hills Trust, Gtd. Deb., 12.00%,
  05/01/20                                         500,000        705,665
-------------------------------------------------------------------------
CIT Group, Inc. (The), Notes, 6.50%, 02/07/06      250,000        263,652
-------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Notes, 7.25%,
  10/01/10                                         415,000        461,272
-------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01-05/09/01; Cost
  $1,629,691)(a)                                 1,560,000      1,728,215
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

General Electric Capital Corp.-Series A,
  Medium Term Notes, 6.13%, 02/22/11           $   600,000   $    639,828
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.56%, 02/10/28(c)    1,100,000        147,675
-------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., Unsec.
  Unsub. Bonds, 6.75%, 04/15/11                    600,000        630,342
-------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04
  (Acquired 08/02/00; Cost $1,000,000)(a)        1,000,000      1,050,120
-------------------------------------------------------------------------
Qwest Capital Funding, Bonds, 7.63%, 08/03/21
  (Acquired 10/10/01; Cost $578,460)(a)            600,000        588,096
-------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                         1,000,000      1,104,280
=========================================================================
                                                               10,597,065
=========================================================================

DIVERSIFIED METALS & MINING-0.17%

Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                                  250,000        262,262
=========================================================================

ELECTRIC UTILITIES-9.20%

AES Corp. (The), Sr. Unsec. Notes,
  8.75%, 12/15/02                                1,350,000      1,366,875
-------------------------------------------------------------------------
  9.50%, 06/01/09                                  700,000        661,500
-------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                       1,100,000      1,134,287
-------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                       1,000,000      1,130,550
-------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08            500,000        520,205
-------------------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%, 11/01/17      1,500,000      1,570,980
-------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                  700,000        726,250
-------------------------------------------------------------------------
Cogentrix Energy, Inc., Sr. Unsec. Gtd.
  Notes, 8.75%, 10/15/08                           600,000        643,284
-------------------------------------------------------------------------
Commonwealth Edison Co.-Series 92, First
  Mortgage Bonds, 7.63%, 04/15/13                1,350,000      1,509,786
-------------------------------------------------------------------------
El Paso Electric Co.,
  Series D, Sec. First Mortgage Bonds, 8.90%,
    02/01/06                                       760,000        847,886
-------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
    05/01/11                                     1,000,000      1,123,630
-------------------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds, 7.33%,
  06/15/20 (Acquired 04/30/98; Cost
  $488,938)(a)                                     482,746        478,232
-------------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 09/28/01; Cost $206,996)(a)            200,000        210,118
-------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08(d)                              240,000        270,600
-------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(b)         1,750,000      1,662,045
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
ELECTRIC UTILITIES-(CONTINUED)

Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05         $   120,000   $    126,418
-------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                                  620,000        584,015
=========================================================================
                                                               14,566,661
=========================================================================

EMPLOYMENT SERVICES-0.11%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                          220,000        177,100
=========================================================================

ENVIRONMENTAL SERVICES-1.73%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09         300,000        304,500
-------------------------------------------------------------------------
Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                                  350,000        334,763
-------------------------------------------------------------------------
Waste Management, Inc., Putable Unsec. Notes,
  7.10%, 08/01/26                                2,000,000      2,102,500
=========================================================================
                                                                2,741,763
=========================================================================

GAS UTILITIES-2.90%

Northern Border Partners, L.P., Sr. Unsec.
  Gtd. Notes, 7.10%, 03/15/11                      600,000        631,704
-------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee
  Deb., 8.50%, 12/15/12                            450,000        540,306
-------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06         400,000        441,780
-------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11      800,000        870,304
-------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                  650,000        665,652
-------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Yankee
  Deb., 8.63%, 05/15/12                          1,200,000      1,432,380
=========================================================================
                                                                4,582,126
=========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.13%

Fresenius Medical Care Capital Trust, Sec.
  Gtd. Pfd. Notes, 7.88%, 06/15/11                 210,000        212,100
=========================================================================

HOME FURNISHINGS-0.00%

Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 04/15/07(e)                              380,000              4
=========================================================================

HOMEBUILDING-0.32%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                     500,000        512,500
=========================================================================

INTEGRATED OIL & GAS-3.00%

El Paso CGP Co., Sr. Putable Unsec. Deb.,
  6.70%, 02/15/27                                  900,000        941,382
-------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Sr. Unsec. Yankee
  Notes, 7.13%, 11/15/06                           600,000        632,550
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
INTEGRATED OIL & GAS-(CONTINUED)

Occidental Petroleum Corp.,
  Sr. Putable Deb., 9.25%, 08/01/19            $   950,000   $  1,145,624
-------------------------------------------------------------------------
  Sr. Unsec. Notes,
    7.38%, 11/15/08                                750,000        802,943
-------------------------------------------------------------------------
    7.65%, 02/15/06                                310,000        337,156
-------------------------------------------------------------------------
Petro-Canada (Canada), Yankee Deb., 9.25%,
  10/15/21                                         700,000        891,051
=========================================================================
                                                                4,750,706
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.23%

AT&T Canada Inc. (Canada),
  Sr. Disc. Yankee Notes, 9.95%, 06/15/08(b)       800,000        386,000
-------------------------------------------------------------------------
  Sr. Unsec. Yankee Notes, 7.65%, 09/15/06         370,000        226,163
-------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable
  Deb., 7.13%, 06/15/27                          1,500,000      1,566,390
-------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                         535,000        393,225
-------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19        200,000        224,536
-------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07                                       1,000,000      1,084,060
-------------------------------------------------------------------------
Verizon Global Funding Corp.,-Series REGS,
  Conv. Sr. Euro Notes, 4.25%, 09/15/05            500,000        511,974
-------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group, Bonds, 8.25%,
  05/15/31                                         700,000        712,635
=========================================================================
                                                                5,104,983
=========================================================================

INTERNET RETAIL-0.12%

Amazon.com, Inc., Conv. Unsec. Sub. Notes,
  4.75%, 02/01/09 (Acquired 01/29/99; Cost
  $501,875)(a)                                     500,000        195,625
=========================================================================

INTERNET SOFTWARE & SERVICES-0.04%

Equinix, Inc., Sr. Unsec. Notes, 13.00%,
  12/01/07                                         250,000         63,125
=========================================================================

LIFE & HEALTH INSURANCE-1.21%

American General Finance Corp., Sr. Putable
  Notes, 8.45%, 10/15/09                           770,000        892,130
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.13%, 08/15/09                300,000        340,770
-------------------------------------------------------------------------
Conseco, Inc., Sr. Unsec. Notes, 8.75%,
  02/09/04                                         160,000         82,400
-------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $399,536)(a)                                     400,000        420,900
-------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23            165,000        170,886
=========================================================================
                                                                1,907,086
=========================================================================

MULTI-UTILITIES-2.20%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18    1,100,000      1,089,902
-------------------------------------------------------------------------
Enron Corp., Sec. Notes, 8.00%, 08/15/05
  (Acquired 06/05/01; Cost $516,515)(a)            500,000        380,625
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
MULTI-UTILITIES-(CONTINUED)

Williams Cos., Inc. (The), Sr. Putable Unsec.
  Notes, 6.75%, 01/15/06                       $   670,000   $    700,612
-------------------------------------------------------------------------
Williams Gas Pipeline Center Inc., Sr. Notes,
  7.38%, 11/15/06 (Acquired 02/15/01; Cost
  $1,239,360)(a)                                 1,200,000      1,306,752
=========================================================================
                                                                3,477,891
=========================================================================

OIL & GAS DRILLING-1.65%

Global Marine Inc., Sr. Unsec. Notes, 7.13%,
  09/01/07                                       1,200,000      1,287,336
-------------------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr. Unsec.
  Notes, 6.95%, 04/15/08                         1,270,000      1,322,908
=========================================================================
                                                                2,610,244
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.43%

First Wave Marine, Inc., Sr. Unsec. Notes,
  11.00%, 02/01/08(e)                              250,000         20,625
-------------------------------------------------------------------------
National-Oilwell, Inc., Sr. Unsec. Notes,
  6.50%, 03/15/11                                1,000,000      1,020,200
-------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Norway),
  Sr. Unsec. Yankee Notes, 7.13%, 03/30/28       1,000,000        730,150
-------------------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07                  1,600,000      1,564,128
-------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                         500,000        507,155
=========================================================================
                                                                3,842,258
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-7.83%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                          1,200,000      1,293,468
-------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11               500,000        503,740
-------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Canada),
  Yankee Notes, 6.70%, 07/15/11                    550,000        566,055
-------------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired 08/17/01;
  Cost $424,269)(a)                                425,000        450,513
-------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Notes, 8.38%,
  11/01/08 (Acquired 10/26/01; Cost
  $307,195)(a)                                     310,000        310,775
-------------------------------------------------------------------------
Devon Financing Corp., Unsec. Gtd. Deb.,
  7.88%, 09/30/31 (Acquired 09/28/01; Cost
  $498,900)(a)                                     500,000        509,050
-------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                         1,000,000      1,052,370
-------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                         2,200,000      2,219,250
-------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Unsub. Yankee
  Notes, 7.40%, 05/01/28                         1,655,000      1,738,379
-------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                                1,200,000      1,114,008
-------------------------------------------------------------------------
Pioneer Natural Resources Co., Sr. Unsec.
  Notes, 8.25%, 08/15/07                         1,370,000      1,416,046
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Pogo Producing Co.-Series B, Sr. Unsec. Sub.
  Notes, 10.38%, 02/15/09                      $   420,000   $    450,450
-------------------------------------------------------------------------
Talisman Energy Inc. (Canada), Unsec. Unsub.
  Yankee Deb., 7.13%, 06/01/07                     250,000        265,460
-------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec.
  Notes, 6.75%, 05/15/08                           475,000        502,536
=========================================================================
                                                               12,392,100
=========================================================================

OIL & GAS REFINING & MARKETING-1.60%

Petroleos Mexicanos (Mexico),
  Unsec. Gtd. Yankee Bonds, 9.38%, 12/02/08        480,000        525,034
-------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
    Notes, 9.50%, 09/15/27                       1,800,000      2,001,672
=========================================================================
                                                                2,526,706
=========================================================================

PHARMACEUTICALS-0.18%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                     250,000        278,750
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.37%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $748,853)(a)                                     750,000        784,868
-------------------------------------------------------------------------
Florida Windstorm Underwriting Association-
  Series 1999A, Sr. Sec. Notes, 7.13%,
  02/25/19 (Acquired 04/25/01; Cost
  $425,709)(a)                                     430,000        444,117
-------------------------------------------------------------------------
Terra Nova Insurance (United Kingdom)
  Holding, Sr. Unsec. Gtd. Yankee Notes,
  7.00%, 05/15/08                                  500,000        464,215
-------------------------------------------------------------------------
  7.20%, 08/15/07                                  500,000        471,315
=========================================================================
                                                                2,164,515
=========================================================================

PUBLISHING & PRINTING-2.32%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34                 1,500,000      1,660,170
-------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                 1,250,000      1,484,150
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
    10/01/26                                       500,000        533,555
=========================================================================
                                                                3,677,875
=========================================================================

RAILROADS-0.83%

Consolidated Rail Corp., Deb., 9.75%,
  06/15/20                                         450,000        568,800
-------------------------------------------------------------------------
CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/27                                         350,000        379,813
-------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10                375,000        358,125
=========================================================================
                                                                1,306,738
=========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.29%

ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                         600,000        582,348
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Healthcare Realty Trust, Inc., Sr. Unsec.
  Notes, 8.13%, 05/01/11                       $   400,000   $    414,028
-------------------------------------------------------------------------
HealthCare REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                  300,000        306,435
-------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  190,000        190,950
-------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.50%,
  10/01/27                                         300,000        300,405
-------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                  250,000        248,823
=========================================================================
                                                                2,042,989
=========================================================================

REINSURANCE-0.59%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                           800,000        938,760
=========================================================================

SOVEREIGN DEBT-2.52%

Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                                1,000,000      1,170,860
-------------------------------------------------------------------------
Republica Orient (Uruguay), Unsec. Yankee
  Bonds, 7.88%, 07/15/27                         3,000,000      2,820,000
=========================================================================
                                                                3,990,860
=========================================================================

SPECIALTY STORES-0.27%

United Rentals (North America) Inc., Sr.
  Unsec. Gtd. Notes, 10.75%, 04/15/08(d)           400,000        422,000
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.30%

SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                 590,000        477,900
=========================================================================

TRUCKING-0.13%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                     200,000        212,500
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.62%

Crown Castle International Corp., Sr. Unsec.
  Notes, 10.75%, 08/01/11                          600,000        561,000
-------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                           600,000        417,000
=========================================================================
                                                                  978,000
=========================================================================
    Total U.S. Dollar Denominated Bonds (Cost
      $123,669,434)                                           125,512,166
=========================================================================

                                                PRINCIPAL
                                                AMOUNT(f)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-11.12%

CANADA-4.25%

AT&T Canada Inc. (Integrated
  Telecommunication Services), Sr. Unsec.
  Unsub. Notes, 7.15%, 09/23/04      CAD           800,000        328,571
-------------------------------------------------------------------------
Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08                  CAD             750,000        491,534
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                AMOUNT(f)       VALUE
CANADA-(CONTINUED)

Canada Government (Sovereign Debt),
  Gtd. Bonds, 7.00%, 12/01/06        CAD           300,000   $    212,995
-------------------------------------------------------------------------
  Bonds,
  5.75%, 06/01/29                  CAD             300,000        200,447
-------------------------------------------------------------------------
  6.00%, 06/01/08                  CAD           5,520,000      3,763,829
-------------------------------------------------------------------------
  9.00%, 03/01/11                  CAD             500,000        410,411
-------------------------------------------------------------------------
Export Development Corp. (Sovereign Debt),
  Sr. Unsec. Unsub. Bonds, 6.50%, 12/21/04NZD      415,000        176,099
-------------------------------------------------------------------------
Ontario (Province of) (Sovereign Debt),
  Unsec. Unsub. Notes, 6.25%, 12/03/08 NZD       1,500,000        617,673
-------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14                  CAD             300,000        192,610
-------------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)-Series
  V, Unsec. Deb., 6.45%, 12/18/06       CAD        500,000        337,540
=========================================================================
                                                                6,731,709
=========================================================================

FRANCE-0.23%

Vivendi Environnement (Environmental
  Services), Sr. Conv. Gtd. Bonds, 1.50%,
  01/01/05                  EUR                    150,000        370,982
=========================================================================

GERMANY-0.05%

Bundesrepublik Deutschland (Sovereign Debt),
  Bonds, 6.50%, 10/14/05      EUR                   75,000         74,521
=========================================================================

GREECE-1.48%

Hellenic Republic (Sovereign Debt), Bonds
  6.00%, 05/19/10                  EUR           2,400,000      2,347,244
=========================================================================

NETHERLANDS-1.09%

KPNQwest N.V. (Alternative Carriers), Sr.
  Notes, 8.88%, 02/01/08          AUD            1,470,000        875,158
-------------------------------------------------------------------------
Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes, 6.13%, 07/30/09                  EUR      290,000        251,361
-------------------------------------------------------------------------
Vodafone Finance B.V. (Industrial
  Conglomerates), Unsec. Unsub. Gtd. Euro
  Bonds, 4.75%, 05/27/09            EUR            690,000        596,869
=========================================================================
                                                                1,723,388
=========================================================================

NEW ZEALAND-0.74%

Inter-American Development Bank (Banks),
  Unsec. Bonds, 5.75%, 04/15/04      NZD         2,000,000        831,862
-------------------------------------------------------------------------
International Bank for Reconstruction &
  Development-Class E (Banks), Unsec. Medium
  Term Notes, 5.50%, 04/15/04 NZD                  800,000        330,727
=========================================================================
                                                                1,162,589
=========================================================================

UNITED KINGDOM-0.91%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Gtd. Unsec.
  Unsub. Euro Bonds, 7.75%, 07/09/09 GBP           450,000        628,034
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                AMOUNT(f)       VALUE
UNITED KINGDOM-(CONTINUED)

Jazztel PLC (Integrated Telecommunication
  Services), Sr. Unsec. Notes, 13.25%,
  12/15/09                 EUR                     285,000   $    100,199
-------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Euro Bonds, 8.63%,
  06/30/22(d)                GBP                   450,000        711,568
=========================================================================
                                                                1,439,801
=========================================================================

UNITED STATES OF AMERICA-2.37%

Federal National Mortgage Association
  (Sovereign Debt) Sr. Unsub. Medium Term
  Notes, 6.38%, 08/15/07            AUD          3,785,000      2,023,683
-------------------------------------------------------------------------
KFW International Finance (Sovereign Debt),
  Unsec. Gtd. Unsub. Euro Medium Term Notes,
  7.25%, 07/16/07            AUD                 3,100,000      1,722,538
=========================================================================
                                                                3,746,221
=========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $20,380,903)                                 17,596,455
=========================================================================

                                                 SHARES
WARRANTS & OTHER EQUITY INTERESTS-0.46%

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(g)                   700              7
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.01%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(g)                             535         10,700
=========================================================================

INTERNET SOFTWARE & SERVICES-0.00%

Equinix, Inc.-Wts., expiring 12/01/07
  (Acquired 05/30/00; Cost $0)(a)(g)                   250          2,257
=========================================================================

RAILROADS-0.01%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/01/00; Cost $0)(a)(g)                   375         24,469
=========================================================================

REAL ESTATE INVESTMENT TRUSTS-0.44%

First Republic Capital Corp.-Series A-Pfd.
  (Acquired 03/26/99; Cost $750,000)(a)                750        693,750
=========================================================================
    Total Warrants & Other Equity Interests
      (Cost $750,000)                                             731,183
=========================================================================

                                                PRINCIPAL
                                                 AMOUNT

U.S. GOVERNMENT AGENCY SECURITIES-6.40%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-3.67%

Jr. Unsec. Sub. Notes,
  5.88%, 03/21/11                              $   200,000        210,524
-------------------------------------------------------------------------
Pass Through Ctfs.,
  7.00%, 07/01/29                                   77,000         80,440
-------------------------------------------------------------------------
  7.50%, 10/01/29 to 06/01/31                    1,798,792      1,888,278
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

  8.50%, 03/01/10                              $   502,002   $    531,023
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 12/01/31(h)                             2,152,000      2,215,215
-------------------------------------------------------------------------
Unsec. Notes,
  5.13%, 10/15/08                                  225,000        231,934
-------------------------------------------------------------------------
  5.50%, 09/15/11                                  625,000        653,825
=========================================================================
                                                                5,811,239
=========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.73%

Pass Through Ctfs.,
  6.50%, 10/01/16                                   77,000         80,104
-------------------------------------------------------------------------
  8.00%, 06/01/31                                  779,520        824,342
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 11/01/31(h)                             2,000,000      2,056,875
-------------------------------------------------------------------------
  6.50%, 12/01/31(h)                               150,000        154,266
-------------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                   77,000         83,424
-------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.50%, 05/02/06                                  450,000        475,713
-------------------------------------------------------------------------
  6.25%, 02/01/11                                  600,000        648,024
=========================================================================
                                                                4,322,748
=========================================================================
    Total U.S. Government Agency Securities
      (Cost $9,899,167)                                        10,133,987
=========================================================================

U.S. TREASURY SECURITIES-2.00%

U.S. TREASURY NOTES-2.00%

  5.00%, 08/15/11 (Cost $3,084,844)              3,000,000      3,172,980
=========================================================================

ASSET-BACKED SECURITIES-2.40%

AIRLINES-1.04%

American Airlines, Inc.-Class A2, Series
  2001-01, Pass Through Ctfs., 6.82%,
  05/23/11 (Acquired 06/28/01; Cost
  $609,816)(a)                                     600,000        589,314
-------------------------------------------------------------------------
United Air Lines, Inc., Pass Through Ctfs.,
  7.73%, 07/01/10                                  800,000        798,320
-------------------------------------------------------------------------
United Air Lines, Inc.-Series 95A2, Pass
  Through Ctfs., 9.56%, 10/19/18                   300,000        268,053
=========================================================================
                                                                1,655,687
=========================================================================

BANKS-0.33%

Premium Asset Trust-Series 01-6, Sec. Notes,
  5.25%, 07/19/04 (Acquired 07/11/01; Cost
  $499,340)(a)                                     500,000        517,169
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.88%

Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $1,312,194)(a)         1,300,000      1,395,342
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

ELECTRIC UTILITIES-0.15%

Beaver Valley II Funding Corp., SLOBS, Deb.,
  9.00%, 06/01/17                              $   200,000   $    232,726
=========================================================================
    Total Asset-Backed Securities (Cost
      $3,745,799)                                               3,800,924
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

                                                                MARKET
                                                 SHARES         VALUE
MONEY MARKET FUNDS-0.28%

STIC Liquid Assets Portfolio(i)                    220,745   $    220,745
-------------------------------------------------------------------------
STIC Prime Portfolio(i)                            220,745        220,745
=========================================================================
    Total Money Market Funds (Cost $441,490)                      441,490
=========================================================================
TOTAL INVESTMENTS-101.95% (Cost $161,971,637)                 161,389,185
=========================================================================
OTHER ASSETS LESS LIABILITIES-(1.95)%                          (3,087,769)
=========================================================================
NET ASSETS-100.00%                                           $158,301,416
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

AUD     - Australian Dollar
CAD     - Canadian Dollar
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
RAPS    - Redeemable and Putable Securities
REGS    - Regulation S
REIT    - Real Estate Investment Trust
Sec.    - Secured
SLOBS   - Secured Lease Obligations
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $13,227,046, which represented 8.36% of the Fund's net assets.
(b) Discounted security at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the original issue discount at issue.
(d) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g)  Acquired as part of a unit with or in exchange for other securities.
(h) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section G.
(I) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $161,971,637)                                 $161,389,185
------------------------------------------------------------
Receivables for:
  Capital stock sold                                  68,175
------------------------------------------------------------
  Dividends and interest                           3,083,144
------------------------------------------------------------
Investment for deferred compensation plan             34,113
------------------------------------------------------------
Other assets                                          17,344
============================================================
    Total assets                                 164,591,961
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,514,171
------------------------------------------------------------
  Capital stock reacquired                           298,818
------------------------------------------------------------
  Dividends                                          229,012
------------------------------------------------------------
  Foreign currency contracts outstanding              16,888
------------------------------------------------------------
  Deferred compensation plan                          34,113
------------------------------------------------------------
Accrued distribution fees                            104,538
------------------------------------------------------------
Accrued directors' fees                                  877
------------------------------------------------------------
Accrued transfer agent fees                           39,152
------------------------------------------------------------
Accrued operating expenses                            52,976
============================================================
    Total liabilities                              6,290,545
============================================================
Net assets applicable to shares outstanding     $158,301,416
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $110,579,414
____________________________________________________________
============================================================
Class B                                         $ 45,510,165
____________________________________________________________
============================================================
Class C                                         $  2,211,837
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     12,219,723
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      5,029,513
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        244,528
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       9.05
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.05 divided by
      95.25%)                                   $       9.50
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       9.05
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       9.05
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Interest                                         $12,853,273
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $99)                                                87,988
------------------------------------------------------------
Dividends from affiliated money market funds          70,353
============================================================
    Total investment income                       13,011,614
============================================================

EXPENSES:

Advisory fees                                      1,138,755
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        55,862
------------------------------------------------------------
Distribution fees -- Class A                         534,690
------------------------------------------------------------
Distribution fees -- Class B                         536,152
------------------------------------------------------------
Distribution fees -- Class C                          21,261
------------------------------------------------------------
Transfer agent fees -- Class A                       288,600
------------------------------------------------------------
Transfer agent fees -- Class B                       145,174
------------------------------------------------------------
Transfer agent fees -- Class C                         5,757
------------------------------------------------------------
Directors' fees                                        7,992
------------------------------------------------------------
Other                                                194,302
============================================================
    Total expenses                                 2,978,545
============================================================
Less: Fees waived                                   (662,056)
------------------------------------------------------------
    Expenses paid indirectly                          (2,752)
============================================================
    Net expenses                                   2,313,737
============================================================
Net investment income                             10,697,877
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (6,450,868)
------------------------------------------------------------
  Foreign currencies                                  62,975
------------------------------------------------------------
  Foreign currency contracts                         404,719
============================================================
                                                  (5,983,174)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            9,077,274
------------------------------------------------------------
  Foreign currencies                                  21,871
------------------------------------------------------------
  Foreign currency contracts                        (643,680)
============================================================
                                                   8,455,465
============================================================
Net gain from investment securities, foreign
  currencies and foreign currency contracts        2,472,291
============================================================
Net increase in net assets resulting from
  operations                                     $13,170,168
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $  10,697,877    $   7,916,929
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts            (5,983,174)     (10,136,782)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and foreign currency
    contracts                                                     8,455,465        1,174,196
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 13,170,168       (1,045,657)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (7,062,623)        (697,810)
--------------------------------------------------------------------------------------------
  Class B                                                        (3,320,823)        (427,241)
--------------------------------------------------------------------------------------------
  Class C                                                          (126,329)         (22,193)
--------------------------------------------------------------------------------------------
Return of capital:
  Class A                                                          (159,295)      (4,541,889)
--------------------------------------------------------------------------------------------
  Class B                                                           (29,780)      (2,529,211)
--------------------------------------------------------------------------------------------
  Class C                                                            (6,068)         (95,826)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         3,294,103       60,321,560
--------------------------------------------------------------------------------------------
  Class B                                                       (15,669,649)      29,421,207
--------------------------------------------------------------------------------------------
  Class C                                                           404,143           41,717
============================================================================================
    Net increase (decrease) in net assets                        (9,506,153)      80,424,657
============================================================================================

NET ASSETS:

  Beginning of year                                             167,807,569       87,382,912
============================================================================================
  End of year                                                 $ 158,301,416    $ 167,807,569
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 194,968,488    $ 317,756,543
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               (36,695)         (45,909)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                   (36,033,681)    (140,850,904)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                      (596,696)      (9,052,161)
============================================================================================
                                                              $ 158,301,416    $ 167,807,569
____________________________________________________________________________________________
============================================================================================

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Income Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income. Its secondary objective is protection of principal and growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2001, undistributed net investment income was increased by $16,255, undistributed net realized gains increased by $110,800,397 and paid in capital decreased by $110,816,652 as a result of differing book/tax treatment of foreign currency transactions, expiration of capital loss carryforward, return of capital reclassifications, and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
      The Fund's capital loss carryforward of $36,050,568 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD       EXPIRATION
   ------------       ----------
   $ 15,745,586     October 31, 2002
   ---------------------------------
      3,646,988     October 31, 2006
   ---------------------------------
      7,391,799     October 31, 2007
   ---------------------------------
      2,830,735     October 31, 2008
   ---------------------------------
      6,435,460     October 31, 2009
   =================================
   $ 36,050,568
    ________________________________
   =================================

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at October 31, 2001 were as follows:

                               CONTRACT TO                        UNREALIZED
   SETTLEMENT             ----------------------                 APPRECIATION
   DATE        CURRENCY    DELIVER     RECEIVE       VALUE      (DEPRECIATION)
   ----------  --------   ---------   ----------   ----------   --------------
   12/10/01      AUD        500,000   $  259,500   $  250,942      $  8,558
   ---------------------------------------------------------------------------
   01/07/02      AUD      3,500,000    1,733,200    1,753,716       (20,516)
   ---------------------------------------------------------------------------
   01/07/02      NZD      2,600,000    1,059,240    1,064,170        (4,930)
   ===========================================================================
                          6,600,000   $3,051,940   $3,068,828      $(16,888)
   ___________________________________________________________________________
   ===========================================================================

G. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.50%. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $662,056.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $257,171 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $534,690, $536,152 and $21,261, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $13,996 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $3,017 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,495 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,752 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,752.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan. During the year ended October 31, 2001, there were no securities on loan.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $146,872,410 and $157,552,546, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 6,299,261
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (6,881,713)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $  (582,452)
_________________________________________________________
=========================================================
Cost of investments is the same for tax and financial
statement purposes.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      2,787,887    $ 25,102,258     2,364,069    $ 22,041,534
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        825,098       7,447,312       696,358       6,483,160
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        193,875       1,740,272        70,602         655,664
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        588,019       5,302,446       423,455       3,901,231
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        251,898       2,271,548       225,452       2,081,717
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         11,169         100,688         9,446          87,470
======================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                             --              --     7,153,743      65,569,432
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --     4,551,701      41,673,944
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        22,050         202,039
======================================================================================================================
Reacquired:
  Class A                                                     (3,007,557)    (27,110,601)   (3,345,608)    (31,190,637)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,824,864)    (25,388,509)   (2,239,193)    (20,817,614)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (160,298)     (1,436,817)      (96,253)       (903,456)
======================================================================================================================
                                                              (1,334,773)   $(11,971,403)    9,835,822    $ 89,784,484
______________________________________________________________________________________________________________________
======================================================================================================================

* As of the close of business on June 16, 2000, the Fund acquired all the net assets of AIM Global Government Income pursuant to a plan of reorganization approved by AIM Global Government Income Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 11,727,494 shares of the Fund for 13,800,813 shares of AIM Global Government Income Fund outstanding as of the close of business on June 16, 2000. AIM Global Government Income Fund's net assets at that date of $107,445,415, including ($5,147,862) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $75,391,518.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                                2001        2000       1999       1998       1997
                                                              --------    --------    -------    -------    -------
Net asset value, beginning of period                          $   8.91    $   9.72    $ 10.60    $ 10.93    $ 10.85
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.61        0.66       0.67       0.71       0.72
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.14       (0.79)     (0.86)     (0.27)      0.21
===================================================================================================================
    Total from investment operations                              0.75       (0.13)     (0.19)      0.44       0.93
===================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.60)      (0.13)     (0.61)     (0.61)     (0.72)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          --         --      (0.07)     (0.13)
-------------------------------------------------------------------------------------------------------------------
  Returns of capital                                             (0.01)      (0.55)     (0.08)     (0.09)        --
===================================================================================================================
    Total distributions                                          (0.61)      (0.68)     (0.69)     (0.77)     (0.85)
===================================================================================================================
Net asset value, end of period                                $   9.05    $   8.91    $  9.72    $ 10.60    $ 10.93
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(a)                                                   8.64%      (1.38)%    (1.94)%     3.95%      9.05%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $110,579    $105,636    $51,077    $58,115    $30,924
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.25%(b)    1.25%      1.25%      1.23%      1.25%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.66%(b)    1.71%      1.67%      1.73%      1.86%
===================================================================================================================
Ratio of net investment income to average net assets              6.75%(b)    6.97%      6.54%      6.38%      6.54%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             92%        184%        93%        47%        61%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Does not include sales charges.
(b)  Ratios are based on average daily net assets of $106,937,946.

                                                                                    CLASS B
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $  8.91    $  9.72    $ 10.59    $ 10.92    $ 10.84
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.56       0.61       0.62       0.65       0.67
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.14      (0.79)     (0.85)     (0.27)      0.21
=================================================================================================================
    Total from investment operations                             0.70      (0.18)     (0.23)      0.38       0.88
=================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.55)     (0.12)     (0.56)     (0.55)     (0.67)
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         --         --      (0.07)     (0.13)
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.01)     (0.51)     (0.08)     (0.09)        --
=================================================================================================================
    Total distributions                                         (0.56)     (0.63)     (0.64)     (0.71)     (0.80)
=================================================================================================================
Net asset value, end of period                                $  9.05    $  8.91    $  9.72    $ 10.59    $ 10.92
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(a)                                                  8.08%     (1.94)%    (2.37)%     3.38%      8.48%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $45,510    $60,391    $34,423    $36,525    $25,121
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.75%(b)   1.75%      1.75%      1.75%      1.76%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.16%(b)   2.21%      2.17%      2.25%      2.37%
=================================================================================================================
Ratio of net investment income to average net assets             6.25%(b)   6.47%      6.04%      5.87%      6.03%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            92%       184%        93%        47%        61%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Does not include sales contingent deferred sales charges.
(b)  Ratios are based on average daily net assets of $53,615,216.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                                          AUGUST 4, 1997
                                                                     YEAR ENDED OCTOBER 31,           (DATE SALES COMMENCED)
                                                              ------------------------------------        TO OCTOBER 31,
                                                               2001      2000      1999      1998            1997(a)
                                                              ------    ------    ------    ------    ----------------------
Net asset value, beginning of period                          $ 8.91    $ 9.71    $10.59    $10.92            $10.76
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.56      0.60      0.62      0.66              0.15
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.14     (0.77)    (0.86)    (0.28)             0.17
============================================================================================================================
    Total from investment operations                            0.70     (0.17)    (0.24)     0.38              0.32
============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.55)    (0.12)    (0.56)    (0.55)            (0.13)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --        --        --     (0.07)            (0.03)
----------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                           (0.01)    (0.51)    (0.08)    (0.09)               --
============================================================================================================================
    Total distributions                                        (0.56)    (0.63)    (0.64)    (0.71)            (0.16)
============================================================================================================================
Net asset value, end of period                                $ 9.05    $ 8.91    $ 9.71    $10.59            $10.92
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 8.08%    (1.84)%    2.47%     3.39%             2.99%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,212    $1,780    $1,884    $1,785            $  242
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.75%(c)  1.75%     1.75%     1.73%             1.76%(d)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.16%(c)  2.21%     2.17%     2.22%             2.37%(d)
============================================================================================================================
Ratio of net investment income to average net assets            6.25%(c)  6.47%     6.04%     5.88%             6.03%(d)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                           92%      184%       93%       47%               61%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,126,143.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of AIM Global Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Income Fund (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

December 12, 2001
Houston, Texas

BOARD OF DIRECTORS                               OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham                                 Robert H. Graham                          11 Greenway Plaza
Chairman, President and                          Chairman and President                    Suite 100
Chief Executive Officer                                                                    Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary       INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                        Gary T. Crum                              A I M Advisors, Inc.
                                                 Senior Vice President                     11 Greenway Plaza
Bruce L. Crockett                                                                          Suite 100
Director                                         Dana R. Sutton                            Houston, TX 77046
ACE Limited;                                     Vice President and Treasurer
Formerly Director, President, and                                                          TRANSFER AGENT
Chief Executive Officer                          Robert G. Alley
COMSAT Corporation                               Vice President                            A I M Fund Services, Inc.
                                                                                           P.O. Box 4739
Owen Daly II                                     Melville B. Cox                           Houston, TX 77210-4739
Formerly, Director                               Vice President
Cortland Trust, Inc.                                                                       CUSTODIAN
                                                 Edgar M. Larsen
Albert R. Dowden                                 Vice President                            State Street Bank and Trust Company
Chairman,                                                                                  225 Franklin Street
The Cortland Trust, Inc. and                     Mary J. Benson                            Boston, MA 02110
DHJ Media, Inc.; and                             Assistant Vice President and
Director, Magellan Insurance Company,            Assistant Treasurer                       COUNSEL TO THE FUND
Formerly Director, President and
Chief Executive Officer,                         Sheri Morris                              Ballard Spahr
Volvo Group North America, Inc.; and             Assistant Vice President and              Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                  Assistant Treasurer                       1735 Market Street
                                                                                           Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                             COUNSEL TO THE DIRECTORS
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                   Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                           919 Third Avenue
                                                                                           New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                    DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                            A I M Distributors, Inc.
of the U.S. House of Representatives                                                       11 Greenway Plaza
                                                                                           Suite 100
Carl Frischling                                                                            Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                      AUDITORS

Prema Mathai-Davis                                                                         PricewaterhouseCoopers LLP
Member, Visiting Committee,                                                                1201 Louisiana, Suite 2900
Harvard University Graduate School                                                         Houston, TX 77002
of Education, New School University;
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 0.74% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 3.24% was derived from U.S. Treasury
Obligations.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry since
        MORE AGGRESSIVE                          MORE AGGRESSIVE                  1976 and managed approximately $141 billion
                                                                                  in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                    including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                clients and financial institutions, as of
AIM Large Cap Opportunities(1)          AIM Asian Growth                          September 30, 2001.
AIM Emerging Growth                     AIM International Emerging Growth             The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth              Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM European Development                  AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                      AIM Euroland Growth                       complex in the United States in assets under
AIM Dent Demographic Trends             AIM International Equity                  management, according to Strategic Insight,
AIM Constellation                       AIM Global Growth                         an independent mutual fund monitor.
AIM Large Cap Growth                    AIM Worldwide Spectrum                        AIM is a subsidiary of AMVESCAP PLC, one
AIM Weingarten                          AIM Global Trends                         of the world's largest independent financial
AIM Small Cap Equity                    AIM International Value(3)                services companies with $361 billion in assets
AIM Capital Development                                                           under management as of September 30, 2001.
AIM Charter                                     MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                                 SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                              MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                         AIM New Technology
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced                            AIM Global Energy(4)
AIM Basic Balanced                      AIM Global Infrastructure
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                                      MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                  MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE



When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        GLI-AR-1
A I M DISTRIBUTORS, INC.